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                                                                    Exhibit 10.9


THE WARRANTS AND UNDERLYING SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

                                                    Warrant Certificate No. ____
                                                  Issue Date:  February 14, 2001

                       WARRANT TO PURCHASE ________ SHARES
            VOID AFTER 5:00 P.M., MOUNTAIN TIME, ON DECEMBER 31, 2006

                        NATURAL GAS SERVICES GROUP, INC.
                        WARRANT AGREEMENT AND CERTIFICATE

      This certifies that, for value received, ______________, located at __________, the registered holder hereof (the "Warrant Holder"), is entitled to purchase from Natural Gas Services Group, Inc., a Colorado corporation (the "Company") with its principal office located in Midland, Texas, at any time commencing on the Issue Date set forth above, and before 5:00 P.M., Mountain Time, on December 31, 2006 (the "Termination Date") at the purchase price of $3.25 per share (the "Exercise Price"), the number of shares of the Company's Common Stock (the "Shares") set forth above. The number of Shares purchasable upon exercise of this Warrant and the Exercise Price per Share shall be subject to adjustment from time to time as set forth in Section 5 below.

Section 1. Sale and Delivery of Warrant. The Warrants represented hereby were issued in connection with the private offering commenced in October 2000 of the Company's Series A 10% Subordinated Notes due December 31, 2006 (the "Private Offering").

Section 2.  Transfer or Exchange of Warrant.

2.1 The Company shall be entitled to treat the registered owner of any Warrant (the "Warrant Holder") as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration of transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration of transfer, or with such knowledge of such facts that its participation therein amounts to gross negligence or bad faith.

2.2 This Warrant may not be sold, transferred, assigned or hypothecated except pursuant to all applicable federal and state securities laws.

2.3 A Warrant shall be transferable only on the books of the Company upon delivery of this Warrant Certificate duly endorsed by the Warrant Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer.


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Upon any registration of transfer, the Company shall deliver a new Warrant
Certificate to the persons entitled thereto.

Section 3. Term of Warrants; Exercise of Warrants.

3.1 Subject to the terms of this Agreement and Certificate, the Warrant Holder has the right, which may be exercised commencing immediately and ending at 5:00 p.m. Mountain Time on the Termination Date, to purchase from the Company the number of Shares which the Warrant Holder may at that time be entitled to purchase on exercise of this Warrant.

3.2 A Warrant shall be exercised by surrender to the Company, at its principal office, of this Warrant Agreement and Certificate, together with the form of election to purchase attached hereto as Exhibit A, duly completed and signed, and payment to the Company of the Exercise Price (as defined in accordance with the provisions of Section 4 hereof) for the number of Shares in respect of which such Warrant is then exercised. Except as provided in Section 3.3, payment of the aggregate Exercise Price shall be made in cash or certified funds.

3.3 In addition to and without limiting the rights of the Holder under the terms of this Warrant, the Holder shall have the right (the "Conversion Right") to convert this Warrant or any portion thereof into Shares as provided in this
Section 3.3 at any time prior to the Termination Date.

            a. Upon exercise of the Conversion Right with respect to a particular number of Shares (the "Converted Shares"), the Company shall deliver to the Holder, without payment by the Holder of any Exercise Price or any cash or other consideration, that number of Shares equal to the quotient obtained by dividing the Net Value (as hereinafter defined) of the Converted Shares by the fair market value (as defined in paragraph 3.3(c) below) of a single Share, determined in each case as of the close of business on the Conversion Date (as hereinafter defined). The "Net Value" of the Converted Shares shall be determined by subtracting the aggregate Exercise Price of the Converted Shares from the aggregate fair market value of the Converted Shares. No fractional securities shall be issuable upon exercise of the Conversion Right, and if the number of securities to be issued in accordance with the foregoing formula is other than a whole number, the Company shall pay to the Holder an amount in cash equal to the fair market value of the resulting fractional Share.

            b. The Conversion Right may be exercised by the Holder by the surrender of this Warrant at the principal office of the Company or at the office of the Company's stock transfer agent, if any, together with a written statement specifying that the Holder thereby intends to exercise the Conversion Right and indicating the number of Shares subject to the Warrant which are being surrendered (referred to in subparagraph 3.3(a) above as the Converted Shares), in the form attached to and by this reference incorporated in this Warrant as Exhibit B, in exercise of the Conversion Right. Such conversion shall be effective upon receipt by the Company of this Warrant together with the aforesaid written statement, or on such later date as is specified therein (the "Conversion Date"), but not later than the expiration date of the Warrant. Certificates for the Converted Shares issuable upon exercise of the Conversion Right, together with a check in payment of any fractional Warrant Share and, in the case of a partial exercise a new warrant evidencing the Warrant Shares remaining


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subject to the Warrant, shall be issued as of the Conversion Date and shall be delivered to the Holder within twenty-one days following the Conversion Date.

            c. For purposes of this Section 2.3, the "fair market value" of a Share as of a particular date shall be its "market price," which, for purposes of this Section 2.3 shall mean, if the Shares are traded on a securities exchange or on Nasdaq, the closing price of the Shares on such exchange or the last sale price on Nasdaq, or, if the Shares are otherwise traded in the over-the-counter market, the average of the closing bid and ask price, in each case averaged over a period of five consecutive trading days prior to the date as of which "market price" is being determined. If at any time the Shares are not traded on an exchange or Nasdaq, or otherwise traded in the over-the-counter market, the "market price" shall be deemed to be the fair value thereof determined in good faith by the Board of Directors of the Company as of a date which is within 15 days of the date as of which the determination is to be made.

3.4 Subject to Section 5 hereof, upon surrender of a Warrant Agreement and Certificate and payment of the Exercise Price as aforesaid, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the Warrant Holder exercising such Warrant and in such name or names as such Warrant Holder may designate, certificates for the number of Shares so purchased upon the exercise of such Warrant. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Shares as of the date of receipt by the Company of such Warrant Agreement and Certificate and payment of the Exercise Price. The rights of purchase represented by the Warrants shall be exercisable, at the election of the Warrant Holders thereof, either in full or from time to time in part and, in the event that a Warrant Agreement and Certificate is exercised to purchase less than all of the Shares purchasable on such exercise at any time prior to the Termination Date, a new Warrant Agreement and Certificate evidencing the remaining Warrant or Warrants will be issued.

3.5 The Warrant Holder will pay all documentary stamp taxes, if any, attributable to the initial issuance of the Shares upon the exercise of Warrants.

Section 4. Adjustment of Exercise Price and Shares.

4.1 If the Company shall at any time subdivide its outstanding Common Stock by recapitalization, reclassification or split-up thereof, the number of Shares of Common Stock subject to this Warrant immediately prior to such subdivision shall be proportionately increased, and if the Company shall at any time combine the outstanding Common Stock by recapitalization, reclassification or combination thereof, the number of Shares of Common Stock subject to this Warrant immediately prior to such combination shall be proportionately decreased. Any corresponding adjustment to the Exercise Price shall become effective at the close of business on the record date for such subdivision or combination.

4.2 In the event of a dividend (other than in shares of Common Stock of the Company), the proposed dissolution or liquidation of the Company, or any corporate separation or division, including, but not limited to, a split-up, split-off or spin-off, or a merger or consolidation of the Company with another corporation, or the sale of all or substantially all of the assets of the


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Company, the Board may provide that each Warrantholder will have the right to exercise this Warrant (at its then current Exercise Price) solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such dissolution, liquidation, corporate separation or division, or merger or consolidation by a holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such dissolution, liquidation, corporate separation or division, or merger or consolidation; or, in the alternative, the Board may provide that this Warrant will terminate as of a date fixed by the Board; provided, however, that not less than 30 days' written notice of the date so fixed must be given to the Warrantholder, who will have the right, during the period of 30 days preceding such termination, to exercise this Warrant as to all or any part of the shares of Common Stock covered by this Warrant.

4.3 The preceding paragraph will not apply to a merger or consolidation in which the Company is the surviving corporation and shares of Common Stock are not converted into or exchanged for stock, securities of any other corporation, cash or any other thing of value. Notwithstanding the preceding sentence, in case of any consolidation or merger of another corporation into the Company in which the Company is the surviving corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (excluding a change in par value, or from no par value to par value, or any change as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares), the Board may provide that the holder of this Warrant will have the right to exercise this Warrant solely for the kind and amount of shares of stock and other securities (including those of any new direct or indirect parent of the Company), property, cash or any combination thereof receivable upon such reclassification, change, consolidation or merger by the holder of the number of shares of Common Stock for which this Warrant might have been exercised.

4.4 In the event of a change in the Common Stock of the Company as presently constituted into the same number of shares with a different par value, the shares resulting from any such change will be deemed to be the Common Stock of the Company within the meaning of this agreement.

4.5 To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments will be made in good faith by the Board.

4.6 Except as expressly provided in this Warrant, the Warrantholder will have no rights by reason of any subdivision or consolidation of shares of stock of any class, or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation; and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, will not affect, and no adjustment will be made with respect to, the number or price of shares of Common Stock subject to this Warrant. The grant of this Warrant will not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures, or to merge or consolidate, or to dissolve, liquidate, or sell or transfer all or any part of its business or assets.

Section 5. Mutilated or Missing Warrant Certificates. In case any Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company shall, at the request of the holder of such



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

Certificate, issue and deliver, in exchange and substitution for and upon cancellation of the mutilated Certificate, or in lieu of and substitution for the Certificate, lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent right or interest; but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrant Certificate and indemnity, if requested, also satisfactory to the Company. An applicant for such a substitute Warrant Certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

Section 6. Reservation of Shares of Common Stock. There has been reserved, and the Company shall at all times keep reserved so long as any of the Warrants remain outstanding, out of its authorized Common Stock a number of shares of Common Stock sufficient to provide for the exercise of the rights of purchase represented by the outstanding Warrants and the underlying securities.

Section 7. No Fractional Shares. The Company shall not be required to issue fractional shares or scrip representing fractional shares upon the exercise of the Warrants. As to any final fraction of a Share which the Warrant Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to the same fraction of the market price of a share of Common Stock on the business day preceding the day of exercise.

Section 8. Transfer and Exercise to Comply With the Securities Act of 1933.

8.1 Neither the Warrants nor the Warrant Shares may be sold, transferred or otherwise disposed of except to a person, who, in the opinion of counsel for the Company, is a person to whom such securities may legally be transferred pursuant to the provisions of this Agreement without registration, and without the delivery of a current prospectus, under the Act with respect thereto.

8.2 Unless the Company has on file with the Securities and Exchange Commission a current registration statement to permit the Company to issue registered shares upon exercise of the Warrants, the Warrants may not be exercised except in a transaction exempt from registration under the Act.

8.3 The Company shall cause the following legend to be set forth on each Warrant Certificate and certificates representing the Warrant Shares, unless counsel for the Company is of the opinion as to any such Certificates that such legend is unnecessary:

            The securities represented by this certificate may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement made under the Securities Act of 1933 (the "Act"), or pursuant to an exemption from registration under the Act the availability of which is to be established to the satisfaction of the Company.

Section 9. Notices. Any notice pursuant to this Agreement by the Company or by the Warrant Holders shall be in writing and shall be deemed to have been duly given if delivered or mailed



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certified mail, return receipt requested, (a) if to the Company, to Natural Gas
Services Group, Inc., 2911 So. County Road 1260, Midland, TX 79706, attn:
President; and (b) if to the Warrant Holder, to the address set forth above. Each party hereto may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice in accordance herewith to the other party.

Section 11. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Holders shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 12. Applicable Law. This Warrant Agreement and Certificate and any replacement Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Colorado and for all purposes shall be construed in accordance with the laws of said State.

Section 13. Benefits of This Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and the Warrant Holders any legal or equitable right, remedy or claim under this Agreement and this Agreement shall be for the sole and exclusive benefit of the Company and the Warrant Holders.

DATED: _________________, 2002                  NATURAL GAS SERVICES GROUP, INC.


                                                By:_____________________________
                                                   Wayne L. Vinson, President



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




                                                                       EXHIBIT A

                                  PURCHASE FORM

                                                     DATED _______________, ____

      THE UNDERSIGNED HEREBY IRREVOCABLY ELECTS TO EXERCISE THE WARRANT REPRESENTED BY THIS WARRANT CERTIFICATE TO THE EXTENT OF PURCHASING __________ SHARES OF NATURAL GAS SERVICES GROUP, INC. AND HEREBY MAKES PAYMENT OF $3.25 PER SHARE IN PAYMENT OF THE EXERCISE PRICE THEREOF.

                     INSTRUCTIONS FOR REGISTRATION OF STOCK

NAME:

________________________________________________________________________________
                    (PLEASE TYPE OR PRINT IN BLOCK LETTERS)

ADDRESS:

________________________________________________________________________________


SIGNATURE______________________________________________________

DATED: ___________________,______

--------------------------------------------------------------------------------

                                 ASSIGNMENT FORM

      FOR VALUE RECEIVED, __________________________, HEREBY SELLS, ASSIGNS AND TRANSFERS UNTO

NAME:

________________________________________________________________________________
                     (PLEASE TYPE OR PRINT IN BLOCK LETTERS)

ADDRESS:

________________________________________________________________________________
THE RIGHT TO PURCHASE SHARES OF NATURAL GAS SERVICES GROUP, INC. REPRESENTED BY THIS WARRANT CERTIFICATE TO THE EXTENT OF _________ SHARES AS TO WHICH SUCH RIGHT IS EXERCISABLE AND DOES HEREBY IRREVOCABLY CONSTITUTE AND APPOINT NATURAL GAS SERVICES GROUP, INC. TO TRANSFER THE SAME ON THE BOOKS OF THE COMPANY WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

__________________________________________________
SIGNATURE

DATED:___________________,______

                                        NOTICE: THE SIGNATURE OF THIS ASSIGNMENT
                                        MUST CORRESPOND WITH THE NAME AS IT
                                        APPEARS UPON THE FACE OF THIS WARRANT
                                        CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                                        ALTERATION OR ENLARGEMENT OR ANY CHANGE
                                        WHATEVER.


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                                                                       EXHIBIT B

                        WARRANT CONVERSION EXERCISE FORM

TO: NATURAL GAS SERVICES GROUP, INC.

      Pursuant to Section 2.3 of the Warrant Certificate from Natural Gas Services Group, Inc. (the "Company") to the undersigned Holder, the Holder hereby irrevocably elects to convert Warrants with respect to Shares of the Company into ___________ Shares of the Company.

A conversion calculation is attached hereto as Exhibit B-1.

      The undersigned requests that certificates for such Shares be issued as follows:

     Name:        __________________________________________

     Address:     __________________________________________

                  __________________________________________

     Deliver to: __________________________________________

and that a new Warrant Certificate for the balance remaining of the Warrants, if any, subject to the Warrant be registered in the name of, and delivered to, the undersigned at the address stated above.

     Dated: _________________

                                                    ____________________________
                                                    [NAME OF WARRANT HOLDER]


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                                                                     EXHIBIT B-1

                        CALCULATION OF WARRANT CONVERSION

Shares to be Delivered by Company    =    Net Value
                                          _________
                                            fmv

                         fmv         =    $____________

                         Net Value   =    aggregate fmv of Converted Shares -
                                          aggregate Exercise Price of Converted
                                          Shares

                                     =    $____________ - $____________

                                     =    $____________

  Shares to be Delivered by Company  =    _____________

                  Fractional Shares  =    ____________